Freeport-McMoRan Copper & Gold



3rd Quarter 2008 Earnings Conference Call

October 21, 2008

FCX LISTED NYSE

www.fcx.com

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold and molybdenum price changes, the impact of changes in deferred intercompany profits on earnings and timing of dividend payments and open market purchases of FCX common stock. The declaration and payment of dividends is at the discretion of FCX's Board of Directors and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the forward-looking statements more frequently than quarterly. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, political risks, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission (SEC).

In our filings with the SEC, we disclose recoverable proven and probable reserves calculated in accordance with Industry Guide 7 as required by the Securities and Exchange Act of 1934. In this presentation we refer to potential reserve additions and use phrases such as "potential additions in medium term," "mineralized material" and "potential to add reserves." Potential reserve additions will not qualify as reserves until sufficient mapping, drilling, sampling, and assaying are completed and until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that any potential reserve additions will become recoverable proven or probable reserves. We urge you to consider closely the disclosure of recoverable proven and probable reserves in our Annual Report on Form 10-K for the year ended December 31, 2007.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and unit net cash costs per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements or pro forma consolidated financial results are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet web site www.fcx.com.

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3Q08 Highlights

Sales Data	3Q08	3Q07
Copper		
Consolidated Volumes *(mm lbs)*[(1)]	1,016	949
Average Realization *(per lb)*	$3.14	$3.53 [(2)]
Gold		
Consolidated Volumes *(000's ozs)*	307	269
Average Realization *(per oz)*	$869	$695
Molybdenum		
Consolidated Volumes *(mm lbs)*[(1)]	19	16
Average Realization *(per lb)*	$32.11	$27.89
Financial Results *(in millions, except per share amounts)*		
Revenues	$4,616[(3)]	$5,066 [(3)]
Net Income	$523[(3, 4)]	$775 [(3)]
Diluted Earnings Per Share	$1.31[(3, 4)]	$1.85 [(3)]
Operating Cash Flows	$1,545	$2,177
Capital Expenditures[(5)]	$766	$466
Open Market Share Purchases[(6)]	$500	-

(1) Excludes purchased products

(2) Includes reduction for PD's historical hedging of 4¢/lb

(3) Includes reductions to revenues of $282 mm ($127 mm to net income or 28¢/share) in 3Q08 and $54 mm ($27 mm to net income or 6¢/share) in 3Q07 for prior period adjustments to provisionally priced concentrate and cathode sales. 3Q08 also includes charges to revenues of $66 mm ($40 mm to net income or 9¢/share) associated with unrealized losses on rod derivative contracts and 3Q07 also includes charges to revenues of $44 mm ($26 mm to net income or 6¢/share) for mark to market accounting adjustments on the 2007 copper price protection program.

(4) Includes net charges totaling $11 mm (2¢/share), associated with lower cost of market adjustments to inventory.

(5) Includes capitalized interest

(6) Purchased 6.3 mm shares in 3Q08. 23.7 mm shares remain available under the board authorization.

Recent Events

- **Global Market Conditions**
  - **Financial Market Turmoil/Credit Crisis**
  - **Economic Weakness in U.S./Europe**
  - **Market Concerns About Slower Growth in China**
- **Sharp Decline in Commodities Prices During September/October**
- **Underlying Fundamentals of Copper Business Remain Positive**
  - **Low Inventories**
  - **Supply Constraints/Shortfalls**
  - **Absence of New Projects**
- **FCX Revising Operating Plans to be Responsive to Current Market Conditions**
  - **No Change in Long Range Strategy**

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Markets



LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
2,000
1,750
1,500
1,250
1,000
750
500
250
0
400
350
300
250
200
150
100
50
0
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)



$1,200
$1,000
$800
$600
$400
$200
$0
Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08

* Metals Week – Molybdenum Dealers Oxide Price

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Achievement of Significant Debt Reduction


(US$ billions)
Total Debt
$20
$15
$10
$5
$0
$17.6 (1)
$7.2
At Time of PD Acquisition in March 2007
9/30/08

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt

FCX Debt Maturities 9/30/08


(US$ millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4
$46
$10
$136
$125
$14
$354
6.875% Sen. Notes
$2,514
Floating Rate & 8.25% Senior Notes
$4,006
8.375% Senior Notes and PD Senior Notes
2008
2009
2010
2011
2012
2013
2014
2015
Thereafter
Public Debt
All Other Debt

Total Debt & Cash at 9/30/08

(US$ billions)

Senior Notes Issued in 2007	$6.0
Heritage PD Debt	0.6
Other Debt	0.6
Total Debt	$7.2
Consolidated Cash	$1.2

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3Q08 Regional Data

(per pound of copper)

	North America	South America	Indonesia	Consolidated
Unit Cash Costs				
Site Production & Delivery	**$2.07**	**$1.22**	**$1.76**	**$1.66**
Royalties[(1)]	**0.00**	**0.00**	**0.12**	**0.03**
Treatment Charges	**0.09**	**0.09**	**0.24**	**0.13**
By-product Credits	**(0.65)**	**(0.15)**	**(0.93)**	**(0.53)**
Unit Net Cash Costs	**$1.51**	**$1.16**	**$1.19**	**$1.29**

(1) Profit sharing in South America included in production costs; severance taxes in North America included in production costs.

NOTE: For a reconciliation of unit net cash cost per pound to production and delivery cost applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's web site.

Sales From Mines for 3Q by Region

North America



361
376
Cu
mm lbs
19
16
Mo
mm lbs
3Q08
3Q07
3Q08
3Q07

South America



391
376
Cu
mm lbs
30
31
Au
000's ozs
3Q08
3Q07
3Q08
3Q07

Indonesia



264
197
Cu
mm lbs
271
234
Au
000's ozs
3Q08
3Q07
3Q08
3Q07

3Q08 Copper Impact

- **Spot Price Declined 27% From $3.99/lb at Start of Quarter to $2.90/lb at Quarter-end**
- **Approximately Half of Sales in Any Quarter are Provisionally Priced and Subject to Final Pricing**
  - Quarter-end Price is a Major Determinant in Recorded Price
- **Two Impacts in 3Q08**
  1) Adjustments to 2Q Sales (Provisionally Priced at $3.88/lb at 6/30/08) Remained Subject to Final Pricing
     - $282 MM in Lower Revenues ($127 MM to Net Income, $0.28/Share)
  2) Recorded Price for 3Q Sales of $3.14/lb Was Less Than 3Q08 Market Average of $3.49/lb (1)
     - $163 MM Impact to Net Income, $0.36/Share
- **Estimated 4Q Net Income Impact at Current Price: ~ $200 MM Reduction (2)**
  - Each 5¢ Change From Oct. 17 Would Impact Estimate by $13 Million

(1) Certain of these sales will be finally priced in future periods. Each $0.05 change from the 9/30/08 average forward price of $2.89/lb. would result in ~$15mm effect on FCX's 2008 net income.

(2) Estimate based on assumption that October 17th QTD average pricing of $2.48/lb and forward price of $2.18/lb were applied to Sept 30 provisionally priced sales resulting in a weighted average price of $2.23/lb for open pound pricing. See Cautionary Statement.

2008 Outlook

- **Sales Outlook:**
  - ***Copper: 4.0 Billion lbs.***
  - ***Gold: 1.2 Million ozs.***
  - ***Molybdenum: 74 Million lbs.***

- **Modeled Operating Cash Flows (1):** ***~ $3.5 Billion***
  - **4Q08 Prices Assumptions: $2.15 Copper, $800 Gold and $27 Moly**
  - **Net of Working Capital Use in 2008 of ~ $1.6 Billion**

- **2008 Capital Expenditures:** ***~ $2.7 Billion***

(1) Based on actuals for first nine months and assumed prices of $2.15/lb Copper, $800/oz Gold, and $27/lb Molybdenum in 4Q08. Each 20¢ change in copper would impact this estimate by approximately $250 MM in 4Q08.

Note: Amounts are projections; see cautionary statement.

Development Project Update
North America - Molybdenum

Climax Mine Restart

- ~$500MM "brownfield" project
  - Open-pit operation
  - Construction of new mill with restart by 2010
  - Major permits received
  - Construction activities commenced


New Mill Facilities


Coarse ore stockpile
Primary crusher
Pebble crushers
SAG mill
Flotation
Ball mill
Thickener
New Mill Facilities

- Initial annual production ~30mm lbs
- Largest, highest-grade undeveloped moly resource with substantial upside; major drilling program completed in 2008
- Facilities designed to enable expansion; further expansion will depend on market conditions

NOTE: FCX has a 100% ownership interest in Climax

Development Project Update
Democratic Republic of Congo

Tenke Fungurume Mine Development

- Engineering, procurement & construction activities continue; concrete work, steel tank erection, structural steel & logistics/ infrastructure development
- Aggregate capital cost estimate of $1.75 billion; capital cost & project timing will continue to be reviewed and updated as development progresses
- Initial production target – 2H09; Aggregate annual production of 250MM lbs Cu & 18MM lbs Co
- Initial Reserves at 12/31/07: 100MM mt at 2.3% copper and 0.3% cobalt
- Drill program accelerated
  - Reserves are expected to increase significantly



Tenke Fungurume Plant Site
View from Kwatebala Hill

NOTE: FCX has a 57.75% ownership interest in the Tenke Fungurume project

Development Project Update
Democratic Republic of Congo



Tailings Storage
Stockpile & Dump Pocket
Heavy Duty Shop
SAG Mill
Leach & CCD
Acid Plant
Solution Extraction
Cobalt Precipitation
Electrowinning
Tenke Fungurume
Construction Site, 3Q08



Dump Pocket



Solution Extraction



Electrowinning Building



SAG Mill

Other Projects

North America

- Opportunities for small and large scale expansions
- Additional potential as we incorporate drill data and reserve additions
- Timing of development depends on market conditions*


Morenci

** incremental expansions at Sierrita and Bagdad and the restart of the Miami mine have been deferred*

South America

El Abra

- Large sulfide mineral deposit underlying current oxide pit
- New leach pad & modifications to existing crushing plant; construction to begin in the second half of 2008
- Extends mine life 10+ years
- Provides 325MM lbs copper/year aggregate to replace oxides
- ~ $450MM project
- Assessing timing

Cerro Verde

- Pursuing incremental expansion
- Potential for large scale expansion
- Significant reserve potential
- Timing of development depends on market conditions

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A World of Opportunities

Exploration Targets in Major Mineral Districts

~100 drill rigs operating around the world



Safford/Lone Star/Morenci District
25 rigs



Cerro Verde
11 rigs



Tenke Fungurume/Africa
18 rigs



Grasberg/Indonesia
14 rigs



SW US
41 rigs
South America
20 rigs
Africa
18 rigs
Indonesia
14 rigs

Exploration Drives the Mine Plan

Aggregate 2008e Exploration: ~$275 million


North America
Lone Star, Morenci & Others
42%
South America
10%
Africa
Tenke Fungurume & Kisanfu
27%
Indonesia
Deep Grasberg, Kucing Liar, & other targets outside of Block A
17%
4%
Australasia & Other Areas

NOTE: Exploration and R&D costs are expensed as incurred. 2008e expense is estimated to total $310 mm for this line item.
e = estimate. Please see cautionary statement.

FREEPORT-MCMORAN COPPER & GOLD

Sales Profile 2007 - 2010e

Copper Sales (billion lbs)



5
4
3
2
1
0
3.6
3.9
4.0
4.3
4.6
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated copper sales include approximately 535 mm lbs in 2006, 647 mm lbs in 2007, 700 mm lbs in 2008e, 725 mm lbs in 2009e and 800 mm lbs in 2010e for minority interest; excludes purchased copper.

* 2007 includes pre-acquisition sales of 505 mm lbs of copper, 18 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (million ozs)



3
2
1
0
1.9
2.3
1.2
2.2
2.2
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated gold sales include approximately 185 k oz in 2006, 228 k oz in 2007, 130 k oz in 2008e, 220 k oz in 2009e and 215 k oz in 2010e for minority interest

Molybdenum Sales (million lbs)



100
80
60
40
20
0
69
69
74
80
100
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated molybdenum sales include approximately 2 mm lbs in 2008e, 3 mm lbs in 2009e and 4 mm lbs in 2010e for minority interest; excludes purchased molybdenum

e = estimate. Please see cautionary statement.

2008e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
911
942
1,016
1,165
1Q08
2Q08
3Q08
4Q08e

Note: Consolidated copper sales include approximately 164 mm lbs in 1Q08, 167 mm lbs in 2Q08, 176 mm lbs in 3Q08 and 190 mm lbs in 4Q08e for minority interest; excludes purchased copper

e = estimate. Please see cautionary statement.

Gold Sales (thousand ozs)


500
375
250
125
0
280
265
307
395
1Q08
2Q08
3Q08
4Q08e

Note: Consolidated gold sales include approximately 29 k oz in 1Q08, 27 k oz in 2Q08, 31 k oz in 3Q08 and 45 k oz in 4Q08e for minority interest

Molybdenum Sales (million lbs)


25
20
15
10
5
0
20
20
19
15
1Q08
2Q08
3Q08
4Q08e

2008e Sales and Unit Production Costs by Region

2008e Sales by Region


North America
South America
Indonesia
1,425
Cu
mm lbs
74 (1)
Mo
mm lbs
1,500
Cu
mm lbs
0.1
Au
mm ozs
1,100
Cu
mm lbs
1.1
Au
mm ozs

(per pound of copper) Unit Cash Costs [(2)]	North America	South America	Indonesia	Consolidated
Site Production & Delivery [(3)]	$1.86	$1.15	$1.62	$1.53
Royalties [(3)]	-	-	0.11	0.03
Treatment Charges	0.09	0.15	0.26	0.16
By-product Credits	(0.67)	(0.15)	(0.95)	(0.55)
Unit Net Cash Costs	$1.28	$1.15	$1.04	$1.17

(1) Includes Cerro Verde moly

(2) Estimates assume average prices of $2.15/lb for copper, $800/oz for gold and $27/lb for molybdenum for 4Q 2008. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(3) Production costs include profit sharing in South America and severance taxes in North America

Note: Amounts are projections. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average Annual EBITDA

($750 Gold & $25 Molybdenum)


$10
$8
$6
$4
$2
$0
(US$ billions)
Cu $2.00/lb
Cu $2.50/lb
Cu $3.00/lb

Average Annual Operating Cash Flow

($750 Gold & $25 Molybdenum)


$6
$4
$2
$0
(US$ billions)
Cu $2.00/lb
Cu $2.50/lb
Cu $3.00/lb

Note: Prices as noted for 2009e/2010e. On an annual basis, each $50/oz change in gold approximates $90 million to EBITDA and $50 million to operating cash flow; each $2.00/lb of molybdenum equates to $140 million to EBITDA and $100 million to operating cash flow.

EBITDA equals operating income plus depreciation, depletion, and amortization, and excludes purchase accounting impacts.

Sensitivity to Commodity Prices

Change	Annual Financial Impact: EBITDA	Net Income	Operating Cash Flow
		(US$ millions)	
Copper: -/+ $0.20/lb	$850	$490	$575
Molybdenum: -/+ $2.00/lb	$140	$100	$100
Gold: -/+ $50/ounce	$90	$45	$50

Note: Annual financial impact based on estimated average annual sales for 2009-2010 and excludes purchase accounting impacts.

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Capital Expenditures – Under Review (1)


Major Projects
All Other
(US$ billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.8
1.0
0.8
$2.7
1.1
1.6
$2.3
0.9
1.4
$1.3
0.9
0.4
2007 (2)
2008e
2009e
2010e

(1) FCX currently revising capital budgets in response to current market conditions
(2) Includes PD expenditures beginning March 20, 2007
Note: Includes capitalized interest. e = estimate. Please see cautionary statement.

Financial Policy

- Committed to Maintaining a Strong Financial Position
- Invest in Development Projects with High Rates of Return
- Shareholder Returns
  - Dividends
  - Share Purchases (23.7 mm Shares Remain Available Under Current Authorization)
- Financial Policy Reviewed on Ongoing Basis
  - Responsive to Market Conditions

Freeport-McMoRan Copper & Gold

FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- World Class, Long-lived, Geographically Diverse Operations
- Strong Cash Flows and Financial Strength
- Attractive Project Pipeline
- Significant Exploration Potential

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Reference Slides

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Grasberg District Ore Bodies



Grasberg UG
Grasberg Pit
Kucing Liar
Kucing Liar "Spur"
Amole
Elevation: 2,900 meters
Big Gossan
Grasberg Block Cave "Spur"
MLZ
Deep MLZ
ESZ
DOZ
MLA
Mill
Elevation: 2,500 meters
Common Infrastructure
Portals (Ridge Camp)
COW A Ore Bodies Plan View
N

- At year-end 2007, we arrived at the start of the Grasberg BC terminal
- In 2008, we have begun development of Grasberg BC infrastructure

December 2007
5.5 km* from the Portal

Lower access to Big Gossan completed

2004
Portal construction started (April)
Tunnel development started (July)

* represents the distance from the portal and not indicative of total development meters

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Grasberg Open Pit



9N
8N
8E
7S
9S
8S
N

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Small Scale Failure at Grasberg Open Pit

Status Update

- Small scale failure of 75,000 mt with no injuries or property damage
- Normal operations but access to 7S high grade section was restricted
- Remediation substantially complete; mining in 7S west side has resumed
- With a step-in, metal deferred until 8S mined (150mm lbs Cu & 200K ozs Au*); no significant impact on LT plans


Small Scale Failure
7 South


Final 7S Design
A
7S
Step-in
B
Cross-Section
A
B
8S
9S

* 90mm lbs & 200K ozs net to PT-FI

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PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2008e-2012e

2008e – 2012e PT-FI Share Total: 5.9 billion lbs Annual Average: 1.18 billion lbs	2008e – 2012e PT-FI Share Total: 7.7 million ozs Annual Average: 1.54 million ozs



Copper, billion lbs
Gold, million ozs
1.1
1.1
1.3
2.1
1.5
2.1
1.0
1.5
1.0
0.9
2008e
2009e
2010e
2011e
2012e

e = estimate. Amounts are projections; see cautionary statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

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Mining Sequence in 2008

Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
1Q08
End 2007
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

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Mining Sequence in 2008

Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
2Q08
End 2007
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2008

Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
End
2007
3Q08
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2008

Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
End 2007
4Q08
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2009

Copper Equivalent Cross Section


A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
2009
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
8E/8S is the Primary Ore Pushback in 2010
9S
End 2009
8E
2010
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

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Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
9N is the Primary Ore Pushback in 2012
9S
9N*
End 2011
2012
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section